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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 22, 2005
                                                          ---------------


                                  Voxware, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-021403                 36-3934824
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


168 Franklin Corner Road, Lawrenceville, New Jersey              08648
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (609) 514-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 22, 2005, Voxware, Inc., a Delaware corporation (the "Company"), issued a press release to report the Company's financial results for the fiscal year ended June 30, 2005. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

ITEM 3.02.      UNREGISTERED SALES OF EQUITY SECURITIES.

     As previously reported, on August 11, 2005, Voxware, Inc., a Delaware corporation (the "Company"), entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with certain accredited investors, pursuant to which the Company agreed to issue an aggregate of up to 206,250,000 shares of its common stock, $0.001 par value per share (the "Common Stock") at $0.032 per share (the "Private Placement"). On August 11, 2005, the Company issued and sold an aggregate of 188,860,967 shares (the "Shares") of Common Stock. On August 22, 2005, the Company, pursuant to the Purchase Agreement, issued and sold an additional 17,389,030 shares of Common Stock (the "Additional Shares"). The Additional Shares were purchased by the following investors at the final closing.

PURCHASER                                             NUMBER OF SHARES PURCHASED
---------                                             --------------------------
Cross Atlantic Technology Fund II, L.P.               4,240,478
Edison Venture Fund V, L.P.                           12,721,313
Joshua M. Rafner and Angela D. Rafner 2000 Trust      427,239

     As of August 22, 2005, giving effect to the issuance and sale of the Additional Shares, the Company has 936,221,605 shares of Common Stock issued and outstanding. No shares of Series D Preferred Stock are outstanding.

     The securities sold in this Private Placement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. The Additional Shares are being issued in a transaction exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Regulation D promulgated thereunder. In accordance with the terms of the Purchase Agreement, the Company has agreed to file a resale registration statement with the Securities and Exchange Commission to register, pursuant to the Securities Act, the shares of Common Stock acquired by the investors. The Company anticipates that it will file such registration statement on or prior to September 9, 2005.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

     Exhibit No.        Description
     -----------        -----------

        99.1 Press Release of Voxware, Inc. dated August 22, 2005 reporting its financial results.

     * The information in Iten 2.02 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        VOXWARE, INC.



Dated: August 22, 2005                  By:  /s/ Thomas J. Drury, Jr.
                                             -----------------------------------
                                             Name:   Thomas J. Drury, Jr.
                                             Title:  President and Chief
                                                     Executive Officer